EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2019
EARNINGS PER SHARE
Schedule of the computation of basic and diluted earnings per share

	Year ended December 31,
	2017	2018	2019	2019
	RMB	RMB	RMB	(Note2) USD
				Unaudited
Net Income/(loss) attributable to Yintech	480,664	(863,038)	85,680	12,306

Basic weighted average number of ordinary shares outstanding	1,398,435,985	1,435,146,878	1,456,317,224	1,456,317,224

Effect of dilutive share options and RSUs	47,760,075	19,116,441	48,690,965	48,690,965

Dilutive weighted average number of ordinary shares*	1,446,196,060	1,435,146,878	1,505,008,189	1,505,008,189

Basic earnings/(losses) per share	0.34	(0.60)	0.06	0.01

Diluted earnings/(losses) per share*	0.33	(0.60)	0.06	0.01

* Effect of dilutive share options and RSUs were excluded from the computation of dilutive earnings per share because their inclusion would have been anti-dilutive.